SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                           THE SECURITIES ACT OF 1934


                        Date of Report: January 17, 1997




                                Rehabilicare Inc.
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             (Exact name of registrant as specified in its charter)



         Minnesota                      0-9407                  41-0985318
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)




               1811 Old Highway Eight, New Brighton, MN 55112-3493
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               (address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (612) 631-0590
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             (Former name or address, if changed since last report.)



Item 4.  Change in Registrant's Certifying Accountant.

         (a) PREVIOUS INDEPENDENT ACCOUNTANT. The Board of Directors of Rehabilicare Inc. (the "Company") determined on January 13, 1997 to dismiss its certified public accountant and to retain a new certified public accounting firm. Arthur Andersen LLP ("Arthur Andersen") ceased being the Company's independent auditors on such date.

         During the past two fiscal years, and to the date hereof, no report of Arthur Andersen on the financial statements of the Company has contained an adverse opinion, disclaimer of opinion, or was qualified as to uncertainty, audit scope, or accounting principles. The Company has had no disagreements with Arthur Andersen during such period on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which remained or remains unresolved or caused or would have caused a reference to the disagreement in connection with the reports of Arthur Andersen. During the past two fiscal years and to the date hereof, the Company has not (i) been advised by Arthur Andersen that the Company does not have internal controls necessary to develop reliable financial statements; (ii) been advised by Arthur Andersen that it is or was no longer able to rely on management's representations or that it is or was unwilling to be associated with financial statements prepared by management; (iii) been advised by Arthur Andersen of a need to expand the scope of an audit or refused or dismissed Arthur Andersen in order to limit the scope of any audit or any investigation; (iv) been advised by Arthur Andersen that information has come to Arthur Andersen's attention that materially impacts the fairness or reliability of any audit report or financial statement issued or to be issued.

         (b) NEW INDEPENDENT ACCOUNTANTS. On January 13, 1997 the Company engaged Price Waterhouse LLP as its new independent accountants. The Company has not during the past two fiscal years, or during the period from the end of its most current fiscal year to the date hereof, consulted Price Waterhouse LLP regarding either (i) the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on its financial statements, for which it received written or oral advice that was considered important in reaching any decision (financial or otherwise), or (ii) any matter that was either a subject of disagreement or a reportable event.

Item 7.  Financial Statements and Exhibits.

         (c)  EXHIBITS
                  16.  Letter of Arthur Andersen LLP


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REHABILICARE INC.


                                    BY                 S/B W. GLEN WINCHELL
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                                        W. Glen Winchell, Vice President Finance
                                        and Chief Financial Officer

Dated:  January 17, 1997